                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 9, 2000
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                         BECTON, DICKINSON AND COMPANY
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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
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                                      N/A
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        (Former name or former addresses if changed since last report.)

Item 9.      Regulation FD Disclosure

             Attached hereto as Exhibit 99, which is incorporated herein by reference, is a copy of the slide presentations to be used at an Analyst Meeting to be held by the Company on November 9, 2000.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Michelle L. Defazio
                                               -----------------------
                                                   Michelle L. Defazio
                                                    Assistant Secretary


Date: November 9, 2000

                              INDEX TO EXHIBITS
                              -----------------

   Exhibit
   Number              Description of Exhibits
   ------              -----------------------

    99 Slide presentations from analyst meeting to be held on November 9, 2000.